Prudential Investment Portfolios 3 (PIP 3)
PGIM Jennison Focused Growth Fund (the Fund)

Supplement dated December 13, 2021, to the
Currently Effective Summary Prospectus and Prospectus

1. Effective immediately, the Fund’s Summary Prospectus and Prospectus are hereby revised as follows:

(i) In the section of the Summary Prospectus and Prospectus entitled “Fund Fees and Expenses,” the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Z	Class R6
Management fee*	0.66%	0.66%	0.66%	0.66%
Distribution and service (12b-1) fees	0.30%	1.00%	None	None
Other expenses*	0.12%	0.13%	0.11%	0.03%
Total annual Fund operating expenses	1.08%	1.79%	0.77%	0.69%
Fee waiver and/or expense reimbursement	(0.06)%	(0.01)%	(0.02)%	(0.02)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.02%	1.78%	0.75%	0.67%

* Expenses reflect estimated assets resulting from the merger of the PGIM Jennison 20/20 Focus Fund into the Fund as of December 10, 2021.

(1) PGIM Investments LLC (PGIM Investments) has contractually agreed, through June 30, 2023, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.05% of average daily net assets for Class A shares, 1.78% of average daily net assets for Class C shares, 0.75% of average daily net assets for Class Z shares, and 0.67% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These waivers may not be terminated prior to June 30, 2023 without the prior approval of the Fund’s Board of Trustees.

(ii) In the section of the Summary Prospectus and Prospectus entitled “Fund Fees and Expenses,” the expense example table is deleted in its entirety and replaced with the following table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$648	$869	$1,107	$1,790	$648	$869	$1,107	$1,790
Class C	$281	$562	$969	$1,918	$181	$562	$969	$1,918
Class Z	$77	$244	$426	$952	$77	$244	$426	$952
Class R6	$68	$219	$382	$857	$68	$219	$382	$857

LR1389